Exhibit 10.2

AMENDMENT NO. 3 TO RETIREMENT AND CONSULTING AGREEMENT

This Amendment No. 3 (this “Amendment”) to the Retirement and Consulting Agreement (as amended to date, the “Agreement”) is entered into by and between Union Electric Steel Corporation (the “Company”) and Robert G. Carothers (the “Consultant”), effective as of January 1, 2020.  All capitalized terms used but not otherwise defined herein have the meanings set forth in the Agreement.

WHEREAS, the Company remains to be in need of the Consulting Services, and the Executive wishes to continue to provide the same.

NOW, THEREFORE, the parties, intending to be legally bound, agree as follows:

1.	The Consulting Period, as described in Section 2(a), is hereby extended until December 31, 2020.
2.	The last sentence of Section 2(a) is hereby deleted.
3.	Except as amended by this Amendment, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, and intending to be legally bound, the parties have executed this Amendment as of the date first written above.

UNION ELECTRIC STEEL CORPORATION

/s/ Rose Hoover

Rose Hoover, Vice President

CONSULTANT

/s/ Robert G. Carothers

Robert G. Carothers